EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Spectra Energy Partners, LP on Form 10-Q for the period ending September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory L. Ebel, President and Chief Executive Officer of Spectra Energy Partners GP, LLC, general partner of Spectra Energy Partners (DE) GP, LP, general partner of Spectra Energy Partners, LP, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Spectra Energy Partners, LP.

Date: November 7, 2013
Gregory L. Ebel President and Chief Executive Officer Spectra Energy Partners GP, LLC General Partner of Spectra Energy Partners (DE) GP, LP General Partner of Spectra Energy Partners, LP